SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 14, 2010

COLD GIN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-54027	20-8560967
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification #)

2415 East Camelback Road, Suite 700
Phoenix, AZ  85016

Address of Principal Executive Offices)

(602) 553-1190

(Registrant's telephone number, including area code)

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.  These statements relate to anticipated future events, future results of operations or future financial performance.  These forward-looking statements include, but are not limited to, statements related to our ability to raise sufficient capital to finance our planned operations, our ability to develop or market our products, our ability to successfully compete in the marketplace, and estimates of our cash expenditures for the next 12 to 36 months. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other comparable terminology.

These forward-looking statements are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. The “Risk Factors” section of this Current Report on Form 8-K sets forth detailed risks, uncertainties and cautionary statements regarding our business and these forward-looking statements.

We cannot guarantee future results, levels of activity or performance.  You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made.  These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

EXPLANATORY NOTE

This Current Report on Form 8-K is being filed in connection with the acquisition by the Company from Precious Metals Exploration, Corp of  (i) an undivided interest in 2 patented claims, 6 federal claims and 25 prospects comprising 660 acres near Kingman, Arizona (the “Arizona Assets”) and (ii) a 75% interest in and to three mining concessions in the project area known as “Monte de El Favor” in Jalisco, Mexico (the “Mexican Assets”) (the Arizona Assets and the Mexican Assets are hereinafter collectively referred to as, the “Assets”), and certain related actions taken by the Company.

This Current Report on Form 8-K responds to the following items of Form 8-K:

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.01	Completion of Acquisition or Disposition of Assets.
Item 3.02	Unregistered Sales of Equity Securities.
Item 5.06	Change in Shell Company Status
Item 9.01	Financial Statements and Exhibits.

As used in this Current Report on Form 8-K and unless otherwise indicated, the terms the “Company,” “we,” “us,” and “our” refer to Cold Gin Corporation after giving effect to our acquisition of certain assets., and the related transactions described below, unless the context requires otherwise.

Item 1.01               Entry into a Material Definitive Agreement

On December 10, 2010, Cold Gin Corporation executed two Asset Purchase Agreements for the acquisition of certain assets from Precious Metals Exploration Corp. (the “Seller”) pursuant to which Cold Gin acquired (i) an undivided interest in 2 patented claims, 6 federal claims and 25 prospects comprising 660 acres near Kingman, Arizona and (ii) a 75% interest in and to three mining concessions in the project area known as “Monte de El Favor” in Jalisco, Mexico (collectively, “The Assets”).

This description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the Agreements, which are attached as an exhibit to this Report and incorporated herein by reference.

Item 2.01               Completion of Acquisition or Disposition of Assets.

The Acquisitions

On December 14, 2010, we completed the acquisition (the “Acquisition”) of the Assets.

Cold Gin Corporation acquired the Arizona Assets from the Seller for a note in the amount of One Million Dollars ($1,000,000) and Five Thousand (500,000) shares of the common stock of Cold Gin.  The note is payable as follows: Two Hundred Thousand Dollars ($200,000) within three months of the closing of the acquisition, Two Hundred Thousand Dollars ($200,000) within six months of the closing of the acquisition, Two Hundred Thousand Dollars ($200,000) within nine months of the closing of the acquisition, Two Hundred Thousand Dollars ($200,000) within twelve months of the closing of the acquisition and  Two Hundred Thousand Dollars ($200,000) within fifteen months of the closing of the acquisition.  The total purchase price was financed by a loan from Cold Gin’s Chief Executive Officer and Director to Cold Gin.   If at any time within the first five years of the closing of the acquisition, the mining operations at the assets acquired result in the discovery of either One Million (1,000,000) ounces of gold or Ten Million (10,000,000) ounces of silver then Cold Gin agreed to issue to Seller an additional One Million Five Hundred Thousand (1,500,000) shares of its common stock, such number to be a post forward split number.  The Seller also was granted an option to appoint an individual to serve on Cold Gin’s advisory board for a maximum of three years, the compensation for such services to be the issuance of One Hundred Thousand shares of Cold Gin common stock for each year of service.

Cold Gin Corporation acquired the Mexico Assets from the Seller for Cold Gin. Cold Gin issued to the Seller Five Thousand (5,000) shares of its common stock on the closing date and agreed to issue an additional Seven Hundred Fifty Thousand (750,000) shares of its common stock on each of the three, nine and fifteen month anniversaries of the closing of the acquisition, such amounts to be reduced by a number equal to the result derived by dividing the number of shares to be issued by one hundred and fifty if a one hundred and fifty to one forward split has not occurred at the time of each issuance.  If at any time within the first five years of the closing of the acquisition, the mining operations at the assets acquired result in the discovery of either One Million (1,000,000) ounces of gold or Ten Million (10,000,000) ounces of silver then Cold Gin agreed to issue to Seller an additional Five Million Five Hundred Thousand (5,500,000) shares of its common stock, such number to be a post reincorporation merger number.  Cold Gin agreed to retain the services of a prospector or engineer selected by Seller and approved by Cold Gin to be paid compensation of Ten Thousand Dollars ($10,000) per month.  Cold Gin also agreed to provide a work commitment in the amount of Eight Hundred Fifty Thousand Dollars ($850,000) to be paid over a two year period commencing on the closing of the acquisition.

The above descriptions of the Purchase Agreements, are qualified in their entirety by the terms of the agreements attached to this Current Report on Form 8-K as exhibits 10.1, 10.2, 10.3, 10.4, 10.5, respectively and incorporated herein by reference.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

In connection with the acquisitions, Cold Gin Corporation received a loan from Lynn Harrison, its Chief Executive Officer and sole director in the amount of as evidenced by electronic bank transfer.  The loan bears interest at a fixed rate of 2% and matures 2014.

The above description of the Loan Agreement is qualified in its entirety by the terms of the agreements attached to this Current Report on Form 8-K as exhibits 10.6 and incorporated herein by reference.

FORM 10 INFORMATION

1.            Business

The following describes the business of Cold Gin Corporation after giving effect to the acquisition of the Assets.

CORPORATE OVERVIEW AND HISTORY OF COLD GIN CORPORATION

General

We were incorporated under the laws of the State of Delaware in December 2006 under the name “Cold Gin Corporation”.   We were initially established to become a developer of Internet media content for mixed martial arts fans and consumers.  We have not derived any revenue from the martial arts business.  Due to a change of control that occurred in August 2010, we abandoned the martial arts business.  Accordingly, results from operations related to the martial arts business have been reclassified from current operations to that of discontinued operations.  Effective December 10, 2010, we transitioned our business focus to that of a developer of Internet media for martial arts to a company engaged in the exploration and mining of minerals.

The Company’s management has experience in the field of mineral exploration and intends to continue to invest resources into our exploration and drilling program, and intends to extend the campaign over the next several years. Depending upon our ability to obtain sufficient funding, we may also acquire additional properties for exploration. In addition, assuming sufficient funding, we plan to engage an internationally recognized mining and geological consultancy firm to assist us in our drilling efforts.

We believe that an expanded exploration and drilling program is currently our best option for increasing the value of our Company. However, we have no revenues, our stock has no trading volume, and we believe our stock price does not reflect the true value of our Company. These factors limit our ability to obtain financing. Therefore, in an effort to generate revenue to commence continue our operations we have acquired two properties, one located in Arizona and the other in Mexico. While, due to the lack of capital, we have not commenced such exploitation program at this time, we have the legal and functional capability to do so, including the required exploitation permits..

Employees

Immediately following the closing of the Acquisition, we had one employee who is also our executive officer and director.

 Item 1A.               Risk Factors

An investment in our common stock involves various risks. You should carefully consider the risk factors set fort below in conjunction with the other information contained in this report before purchasing our common stock. If any of the risks discussed in this report actually occur, our business, operating results, prospects and/or financial condition could be adversely impacted.  This could cause the market price of our common stock to decline and could cause you to lose all or part of your investment.

Risks Related to our Business and Our Industry

RISKS RELATING TO OUR COMPANY

Our business, exploration results and financial condition are subject to various risks and uncertainties, including, without limitation, those set forth below, any one of which could cause a material reduction in the value of our Company or our ability to raise capital or cause our ability to be in accordance with our current business plan to vary materially and adversely from recent results or from our anticipated future results. An investment in our securities is highly speculative and involves an extremely high degree of risk. Therefore, you should thoroughly consider the risk factors discussed below and elsewhere in this Annual Report before purchasing our securities. You should understand that you may lose all or part of your investment. No person should consider investing who cannot afford to lose their entire investment or who is in any significant way dependent upon the funds that they are investing. The risk factors contained herein are not meant to be exhaustive.

WE ARE A DEVELOPMENT STAGE COMPANY WITH LIMITED OPERATING HISTORY

We are a development stage company with no operating history in the mineral exploration field . These two factors make it impossible to reliably predict future growth and operating results. Accordingly, we are subject to all the risks and uncertainties which are characteristic of a relatively new business enterprise, including the substantial problems, expenses and other difficulties typically encountered in the course of its business, in addition to normal business risks.  We face a high risk of business failure because we have commenced extremely limited business operations and have no revenues. We were organized in 2006, have not earned any revenues as of the date of this Current Report and have had only losses since our inception. We expect to continue to incur losses well into the future. Our activities to date have been limited to organizational efforts with respect to a different line of business and we have not conducting any exploration activities yet.. There is no history upon which to base any assumption as to the likelihood that our business will be successful, and there can be no assurance that we will be able to raise sufficient capital to begin operations, that we will generate significant operating revenues in the future or that we will ever be able to achieve profitable operations in the future. We face all of the risks commonly encountered by other businesses that lack an established operating history, including, but not limited to, the need for additional capital and personnel, and intense competition.

OUR AUDITORS HAVE EXPRESSED A GOING CONCERN OPINION

We have no established source of revenues, have  incurred losses since inception and are in need of capital to grow our operations. Accordingly, the opinion of our auditors for the years ended December 31, 2010 and December 31, 2009 is qualified subject to uncertainty as to whether we will be able to continue as a going concern.  This may negatively impact our ability to obtain additional funding that we may require or to do so on terms attractive to us and may negatively impact the market price of our stock.

CURRENT FINANCIAL CONDITION AND SHORTFALL OF FUNDING

Pursuit of the Company’s business plan is dependent upon obtaining sufficient funding to support such plan. If we do not obtain sufficient funding, our business will fail. Our current operating funds are insufficient either to complete our planned exploration of the Assetsy or to begin a limited exploitation program. Therefore, we will need to obtain additional funding in order to implement our business plan. There is no guarantee that such funding will be available on terms acceptable to us or at all. Additionally, even if we are able to obtain sufficient funding, there can be no assurance that we will be able to successfully implement our plan or that unanticipated expenses, problems or difficulties will not occur which would result in material delays in its implementation.

Our current business plan contemplates that we will incur significant expenses in connection with the exploration and exploitation, if warranted, of the Assets. We do not currently have sufficient funds to commence a small scale exploitation program on the Assets. We will require additional funding even to conduct r limited mining activities. We will also require additional funding if the costs of our exploration or exploitation, if any, on the Assets are greater than anticipated.

We will require additional funding to sustain our business operations. We do not currently have any arrangements for funding and we can provide no assurance to investors that we will be able to find such funding on terms acceptable to us or at all. Obtaining additional funding would be subject to a number of factors, including, without limitation, the market prices for copper, silver and gold, investor acceptance of our business plan, the credibility of our exploration results, investor confidence and interest in our sector generally and our Company in particular and general market conditions. These factors may make the timing, amount, terms or conditions of additional funding unavailable to us.

WE DO NOT EXPECT TO GENERATE REVENUES

We are now an exploration stage company; therefore, we anticipate that we will continue to incur increased operating expenses into the foreseeable future without realizing any revenues. Consequently, we expect to incur significant losses into the foreseeable future. If we are unable to raise additional funding, we will not be able to continue our operations.

THE EXPLORATION INDUSTRY IS CAPITAL INTENSIVE AND HIGH RISK

The industry within which the Company expects to engage in is historically capital intensive and of high risk.  The Company’s ability to achieve profitable operations will be dependent upon many factors, including its ability to raise sufficient capital to explore the Assets and ability to discover viable and economic mineralized material.  The ability to discover such mineralized materials are subject to numerous factors, most of which are beyond the Company’s control and are not predictable.  Exploration for gold is speculative in nature, involves many risks and is frequently unsuccessful.  Any exploration program entails risks relating to:

·

The ability to discover economic ore deposits;

·

The subsurface location of economic ore deposits;

·

The development of appropriate metallurgical processes;

·

The receipt of necessary governmental approval; and

·

The construction of mining and processing facilities at any site chosen for mining.

In addition, the commercial viability of a mineral deposit is dependent on a number of factors including:

·

The price;

·

Exchange rates; and

·

The particular attributes of the deposit, such as its size, grade and proximity to infrastructure, financing costs, taxation, royalties, land tenure, land use, water use, power use, importing and exporting, and environmental protection.

The effect of these factors cannot be accurately predicted, and the occurrence of any one or more factors could have a material adverse impact on the Company and its proposed operations.

LIMITED GEOLOGICAL WORK HAS BEEN CONDUCTED ON EXISTING MINING CLAIMS THEREFORE THE COMPANY DOES NOT HAVE EVIDENCE THAT ECONOMIC RESOURCES EXIST ON THE PROPERTY

The Company has conducted limited geological work on the Assets. The Company has also received a completed a National Instrument 43-101 Report (the “ NI 43-101 Compliant Report ”) from an independent consultant which discloses certain technical information about the Company’s mineral projects as well as estimates of proven and probable mineral resources.  While these results appear encouraging, additional exploration work will be required to be performed by the Company to determine, whether economic resources exist on the claims, and if such resources do indeed exist, whether they are economically recoverable.  The amount and cost of such exploration work cannot be determined at this time.  No assurances can be given that additional mapping, surveying, and drilling will be sufficient to conclude that economic mineral deposits exist on such claims, and whether such mineral deposits, if any, are recoverable.  Therefore, the Company may be required to conduct additional exploration activities in addition to those proposed herein, the results of which likewise cannot be predicted.  No assurances can be given that the Company will be able to raise additional capital to conduct the additional exploration activities, or that such additional activities will prove successful.

THE SPECULATIVE PRICES OF GOLD, SILVER, AND COPPER MAY ADVERSELY IMPACT COMMERCIALIZATION EFFORTS

As stated above, exploration and production is highly speculative and involves numerous natural risks that may not be overcome by knowledge and experience.  In particular, even if the Company is successful in identifying gold, silver, or copper deposits, for which no assurances can be given, the commercialization will be dependent upon the existing market price for gold, silver, or copper, among other factors.  The market price of gold, silver, and copper has historically been unpredictable, and subject to wide fluctuations.  The decline in the price of gold, silver, or copper could render a discovered property uneconomic for unpredictable periods of time.

THE MINERAL EXPLORATION INDUSTRY IS SUBJECT TO NUMEROUS REGULATIONS WHICH MAY ADVERSELY IMPACT OUR MINING EFFORTS

The mineral exploration and mining industry is subject to numerous statutory and regulatory requirements and controls at various governmental levels.  Regulations can impact the manner and methodology of mining activities undertaken by the Company.  The impact of such regulations cannot be predicted, and may cause unexpected delays, and/or become cost prohibitive, thereby rendering any prospect uneconomic.

The legal and regulatory environment that pertains to the mining industry is uncertain and may change. Uncertainty and new regulations could increase our operating costs and prevent us from exploring and drilling for mineralized material and developing the Assets, even if we determine such development is warranted. In addition to new laws and regulations being adopted, existing laws may be applied to mining operations that have not yet been so applied. Any such new laws may increase our operating costs which could have a material adverse effect on our results of operations and financial condition. Changes in regulatory policy could also have a material adverse effect on our exploration and future production activities. Any changes in government policy may result in changes to laws affecting, without limitation:

     ·

ownership of our concessions;

·

land tenure;

·

development of infrastructure;

·

mining policies;

·

monetary policies;

·

taxation;

·

rates of exchange;

·

environmental regulations; and/or
labor relations.

Any such changes may affect our ability to continue our exploration and drilling program, to undertake mining operations with respect to the Assets in the manner currently contemplated, or our ability to explore or develop future properties. We must take into account the possibility, particularly in Mexico, that future governments may adopt substantially different policies, which might extend to expropriation of assets.

ENVIRONMENTAL AND OTHER RISKS COULD HAVE A MATERIAL ADVERSE IMPACT ON OUR BUSINESS

Mining activities pose certain environmental risks, as well as personal injury risks.  While the Company will attempt to manage its risks, one or more incidents of environmental damage or personal injury resulting from its mining activities could have a material adverse impact on the business of the Company. If we become subject to onerous government regulations or other legal uncertainties, our business would likely be negatively affected. The government regulates the environmental impacts of mining operations and requires, under certain circumstances, certain environmental permits, work permits, posting of bonds, and the performance of remediation work for any physical or other disturbance to the land or the environment. We may incur significant costs and expenses in connection to comply with such governmental regulations.

Depending on market conditions and the options available to us, we may attempt to enter into a joint venture with an operating company or permit an operating company to undertake exploration work on the Assets. We may also consider seeking equity or debt financing (including borrowing from commercial lenders) or a sale of the Company or its assets.

WE ARE AN EXPLORATION STAGE COMPANY

We are an exploration stage company and face a high risk of business failure because of the unique difficulties and uncertainties inherent in mineral exploration ventures. Potential investors should be aware of the difficulties normally encountered by mineral exploration companies and the high rate of failure of such companies. The likelihood of our success must be considered in light of the problems, expenses, difficulties, complications and delays that could be encountered in connection with our planned exploration and drilling of the Assets. These potential problems include, but are not limited to, unanticipated problems relating to exploration and additional costs and expenses that may exceed current estimates. Additional expenditures related to exploration of the Assets may not result in the discovery of additional mineralized material. Problems such as unusual or unexpected formations and other conditions are involved in mineral exploration and often result in unsuccessful exploration efforts. If the results of our exploration do not reveal viable commercial mineralized material, we may decide to abandon the Assets and acquire new concessions for new exploration or terminate our activities all together. The acquisition of additional concessions will be dependent upon us possessing capital resources at that time in order to purchase and/or maintain such concessions. If no funding is available, we may be forced to cease our operations.

WE HAVE NO PROVEN OR PROBABLE RESERVES

We have not established the presence of any proven or probable reserves, as those terms are defined by the U.S. Securities and Exchange Commission (the “ SEC ”), on the Assets. If the Assets do not contain mineralized material that we can extract at a profit, any funds spent by us on exploration or development of the Assets could be lost. The SEC defines a “reserve” as “that part of a mineral deposit which could be economically and legally extracted or produced at the time of the reserve determination.” Any mineralized material discovered by us should not be considered proven or probable reserves.

In order to demonstrate the existence of proven or probable reserves under SEC Guidelines, it would be necessary for us to continue exploration to demonstrate the existence of sufficient mineralized material with satisfactory continuity and then obtain a positive feasibility study that demonstrates with reasonable certainty that the mineralized material can be economically extracted and produced. We have not completed a feasibility study with regard to the Assets, nor do we intend to perform such feasibility study until such time as we obtain sufficient funding and it is advisable under our then current business plan. Exploration is inherently risky, the probability of any individual property having reserves is extremely remote and few properties ultimately prove economically successful.

ESTIMATES OF MINERALIZED MATERIAL ARE BASED ON INTERPRETATION AND ASSUMPTIONS WHICH MAY BE UNRELIABLE

Estimates of our mineralized material, if any, located on the Assets, will be based on interpretation and assumptions and may yield less under actual conditions than current estimates.. When making determinations about whether to advance any of our projects to production, we must rely upon such estimated calculations as to the mineralized material on the Assets. Until the mineralized material is actually mined and processed, any amounts and values can only be considered estimates.

These estimates are imprecise and depend on geological interpretation and statistical inferences drawn from drilling and assay sampling analysis, which may prove to be unreliable. We cannot assure you that the estimates of our mineralized material will be accurate or that we can mine or process this mineralized material profitably.

Any material changes in estimates of our mineralized material could affect the economic viability of the Assets and could have a material adverse effect on our operations and financial position. There can be no assurance that minerals recovered in small scale will be recovered at production scale.

OUR OPERATIONS ARE SUBJECT TO PERMITTING REQUIREMENTS

Our operations are subject to permitting requirements which could require us to delay, suspend or terminate our operations. Our operations, including, but not limited to, any exploitation program, require permits from the U.S. and Mexican government. We may be unable to obtain these permits in a timely manner, on reasonable terms, or at all. If we cannot obtain or maintain the necessary permits, or if there is a delay in receiving these permits, our timetable and business plan for exploration and/or exploitation, may be materially and adversely affected.

COMPETITION IN THE MINING INDUSTRY IS INTENSE AND WE HAVE LIMITED FINANCIAL AND PERSONNEL RESOURCES WITH WHICH TO COMPETE

Competition in the mining industry is extremely intense in all aspects, including, but not limited to, raising investment capital for exploration and obtaining qualified managerial and technical employees. We are an insignificant participant in the mining industry due to our limited financial and personnel resources. Our competition includes large established mining companies, with substantial capabilities and with greater financial and technical resources than we have, as well as the myriad of other exploration stage companies. As a result of this competition, we may be unable to attract the necessary funding or qualified personnel. If we are unable to successfully compete for funding or for qualified personnel, our mining activities may be slowed, suspended or terminated, any of which would have a material adverse effect on our ability to continue operations.

WE MAY EXPERIENCE SUPPLY AND EQUIPMENT SHORTAGES

We may not be able to purchase all of the supplies and materials we need to continue our mining activities due to shortage of funds, lack of availability or other reasons. This could cause us to delay or suspend operations. Competition and unforeseen limited sources of supplies in the industry could result in occasional spot shortages of supplies, such as explosives, and certain equipment, such as bulldozers, drilling equipment and excavators, that we might need to conduct our mining activities. If we cannot find the supplies and equipment we need, we may have to suspend our operations until we do find the supplies and equipment we need. If we are unable to find the supplies in the U.S. or Mexico but can find them in another location, the cost will increase significantly, as will the time to deliver.

THERE ARE RISKS INHERENT IN DOING BUSINESS IN MEXICO

The Mexican Asset  is located in the Municipality of Hostotipaquillo, Satte of Jalisco, Mexico. Risks of doing business in a foreign country could materially and adversely affect our results of operations and financial condition. We face risks normally associated with doing business in a foreign country. These risks include, but are not limited to:

·	labor disputes;

·	invalidity of governmental orders;

·	uncertain or unpredictable political, legal and economic environments;

·	war;

·	civil and political unrest;

·	crime and security issues including but not limited to drug cartel activity;

·	property disputes;

·	changes to existing laws or policies relating to the mining industry that increase our costs;

·	unpredictable changes in or application of taxation regulations;

·	delays in obtaining or the inability to obtain necessary governmental permits;

·	governmental seizure of land or mining concessions;

·	limitations on ownership;

·	limitations on the repatriation of earnings;

·	increased financial costs;

·	import and export regulations, including restrictions on the export of gold, silver and copper; and/or

·	foreign exchange controls.

The occurrence of one or more of these events or a change in existing policy could have a material adverse effect on our cash flows, earnings, results of operations, and financial condition. These risks may limit or disrupt our operations, restrict the movement of funds, impair contract rights, or result in the taking of property by nationalization or expropriation without fair compensation. Finally, Mexico’s status as a developing country may make it more difficult for us to obtain required funding.

WE ARE REQUIRED TO MAKE PAYMENTS TO RETAIN THE SOLIDARIDAD CONCESSIONS

Our ability to retain good title to the Mexican Assets and continue our exploration and drilling program is subject to payment of surface taxes imposed by the Mexican government. The amount of surface taxes is set by regulation and may increase over the life of the concession and include periodic adjustments for inflation. Our failure or inability to pay the surface taxes to the Mexican government may cause us to lose our interest in one or more of our concessions.

OUR CONCESSIONS ARE LOCATED IN A REMOTE AREA

There is extremely limited infrastructure on the Assets, which may impair our access to the property. Inclement weather and/or natural disasters may affect the roads surrounding the Assets, which may delay or prevent us from conducting our proposed business operations or cause significant damage to costly infrastructure, for which we may or may not be insured. While we plan to conduct our exploration and drilling year round, it is possible that inclement weather and/or natural disasters could delay our mining activities, which could have a material adverse effect on our business, results of operations and financial condition.

DEFECTIVE TITLE TO THE ASSETS COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR EXPLORATION AND EXPLOITATION ACTIVITIES

There are uncertainties as to title matters in the mining industry. We believe we have good title to the Assets; however, any defects in such titles that cause us to lose our rights in these mineral properties would seriously jeopardize our planned business operations. We have investigated our rights to explore, exploit and develop the Assets in manners consistent with industry practice and, to the best of our knowledge, those rights are in good standing. However, we cannot guarantee that the title to or our rights to explore, exploit and develop the Assets will not be challenged by third parties or governmental agencies. In addition, there can be no assurance that the Assets, are not subject to prior unregistered agreements, transfers or claims. Our title may be affected by undetected defects. Any such defects could have a material adverse effect on us.

In the event of a dispute regarding title to the Mexican Assets or any facet of our operations, it will likely be necessary for us to resolve the dispute in Mexico, where we would be faced with unfamiliar laws and procedures. The resolution of disputes in foreign countries as well as in the U.S. can be costly and time consuming, similar to the situation in the United States. However, in a foreign country, we face the additional burden of understanding unfamiliar laws and procedures. We may not be entitled to a jury trial, as we might be in the United States. Further, to litigate in a foreign country, we would be faced with the necessity of hiring lawyers and other professionals who are familiar with the foreign laws. For these reasons, we may incur unforeseen losses if we are forced to resolve a dispute in Mexico or any other foreign country.

MATERIAL LOSSES IN EXCESS OF INSURANCE COVERAGE COULD ADVERSELY AFFECT OUR EXPLORATION AND FUTURE PRODUCTION ACTIVITIES

We have limited insurance against losses or liabilities that could arise from our operations. If we incur material losses or liabilities in excess of our insurance coverage, our financial position could be materially and adversely affected. Mining operations involve a number of risks and hazards, including, without limitation:

·	environmental hazards;

·	industrial accidents;

·	metallurgical and other processing problems;

·	failure of pit walls or dams;

·	acts of God; and/or

·	equipment and facility performance problems.

Such risks could have various negative consequences, including, without limitation:

·	damage to, or destruction of, mineral properties or production facilities;

·	personal injury or death;

·	environmental damage;

·	delays in exploration; and/or

·	monetary losses.

Industrial accidents could have a material adverse effect on our future business and operations. We currently maintain general liability insurance and automobile insurance coverage. We cannot be certain the insurance we have in place will cover all of the risks associated with our mining activities or that we will be able to maintain insurance to cover these risks at economically feasible premiums. We also might become subject to liability for pollution or other hazards which we cannot insure against or which we may elect not to insure against because of premium costs or other reasons. Losses from such events may have a material adverse effect on our ability to continue operations.

WE ARE DEPENDENT UPON OUR OFFICERS

The Company is dependent on Lynn Harrison, its current officer and , director to effectuate many of the Company’s services and plans for the implementation of the Company’s proposed activities and business.  Ms Harrison has significant experience in the area of exploring for and/or mining precious metals.    If she were to resign, there is no guarantee that we could replace her with qualified individuals in a timely or economic manner or if at all.  Investors must be willing to entrust all of the affairs of the Company to current management.

AT THE PRESENT TIME WE ARE UNABLE TO PAY ANY DIVIDENDS

The Company has not paid any cash dividends and does not anticipate paying any cash dividends on its Common Stock in the foreseeable future.  It is anticipated that earnings, if any, which may be generated from operations will be used to finance the continued operations of the Company.  Investors who anticipate the immediate need of cash dividends from their investment should refrain from purchasing any of the securities offered hereby.

FUTURE ISSUANCE OF SECURITIES COULD CAUSE DILUTION TO EXISTING SHAREHOLDERS

The Company has the authority to issue up to 50,000,000 shares of common stock, 1,000,000 shares of preferred stock and to issue options and warrants to purchase shares of our common stock without stockholder approval.  Future issuances of common and preferred stock will dilute the holdings of our existing stockholders and may reduce the market price of our common stock.  Holders of our common stock are not entitled to preemptive.

CERTAIN OF OUR OFFICERS MAY HAVE CONFLICTS OF INTEREST

Certain conflicts of interest exist with respect to management and the operations of the Company.  Although management has committed to devote sufficient time and attention to the affairs of the business, management is not subject to any written agreement regarding such matters.  Consequently, other business interests may arise which could compromise the time and attention devoted by management to the affairs of the Company.

AN ADVERSE EVALUATION OF OUR INTERNAL CONTROLS COULD RESULT IN LOSS OF INVESTOR CONFIDENCE

While we presently believe that we have adequate internal controls over financial reporting, we will be required to evaluate our internal controls under Section 404 of the Sarbanes-Oxley Act of 2002 annually and any adverse results from such evaluation could result in a loss of investor confidence in our financial reports and have a material adverse effect on the price of our common stock. Pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, we have furnished a report by our management on internal controls for the fiscal year ended December 31, 2010. Such a report contains, among other matters, our assessment of the effectiveness of our internal controls over financial reporting, including a statement as to whether or not our internal controls are effective. This assessment must include disclosure of any material weakness in our internal controls over financial reporting identified by our management. While we believe our internal controls over financial reporting are effective as of the date hereof, there is no assurance that we can retain that control in the future as our business expands. If we are unable to maintain the effectiveness of our controls, investors could lose confidence in our financial reports and our stock price may decline.

WE ARE SUBJECT TO ADVERSE CHANGES IN CURRENCY VALUES

Since some of our expenses will be paid in Mexican pesos, and our investment capital is in United States dollars, we are subject to adverse changes in currency values which will be difficult to prevent or predict. Our operations in the future could be affected by changes in the value of the Mexican peso against the United States dollar. At the present time, since we have no production and limited investment, we have no plans or policies to utilize forward sales contracts or currency options to minimize this exposure. If and when these measures are implemented, there is no assurance they will be cost effective or be able to fully offset the effect of any currency fluctuations.

STOCK PRICE VOLATILITY

Our stock price may be volatile and as a result investors could lose all or part of their investment. In addition to volatility associated with over-the-counter securities in general, the value of any investment could decline due to the impact of any of the following factors upon the market price of our common stock:

·	changes in the worldwide price for gold, silver and copper;

·	disappointing results from our exploration and drilling efforts;

·	fluctuation in production costs that make mining uneconomical;

·	unanticipated variations in grade and other geological problems;

·	unusual or unexpected rock formations;

·	failure to reach commercial production or producing at rates lower than those targeted;

·	decline in demand for our common stock;

·	downward revisions in securities analysts’ estimates or changes in general market conditions;

·	investor perception of our industry, our Company; and/or

·	general economic trends.

In addition, stock markets have experienced extreme price and volume fluctuations and the market price of securities has been highly volatile. These fluctuations are often unrelated to asset value and may have a material adverse effect on the market price of our common stock. As a result, investors may be unable to resell their shares at a fair price.

THERE IS CURRENTLY NO TRADING MARKET FOR OUR COMMON STOCK AND OUR STOCK EXPERIENCES PRICE FLUCTUATIONS

There is currently no market for our common stock and we can provide no assurance to investors that a more robust market will develop. If a market for our common stock does not develop, our shareholders may not be able to resell the shares of our common stock they have purchased and they may lose all of their investment. Our stock is thinly traded and is therefore subject to significant fluctuations if the amount of trading increases significantly for a short period of time. Even one large trade could materially affect the price of the stock even though the status of the Company remains unchanged.

The trading price of our common stock may be subject to wide fluctuations. Trading prices of our common stock may fluctuate in response to a number of factors, many of which will be beyond our control, including, without limitation, public announcements regarding our Company, purchases or sales by existing stockholders, changes in government regulations, conditions in our market segment or changes in earnings estimates by analysts. These fluctuations may have a material adverse effect on the trading price of our common stock.

In addition, the stock market in general, and the market for mining companies in particular, has experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of such companies. Market and industry factors may adversely affect the market price of our common stock, regardless of our operating performance. In the past, following periods of volatility in the market price of a company’s securities, securities class-action litigation has often been instituted. Such litigation, if instituted, could result in substantial costs and a diversion of management’s attention and resources. In addition, we may not have complied in the past with federal and/or state securities laws and regulations, which could potentially result in litigation, penalties and/or fines, other substantial costs and expenses and a substantial diversion of management’s attention and resources.

THE VALUE OF OUR COMMON STOCK IS PARTIALLY RELATED TO THE VALUE OF OUR MINERALIZED MATERIAL

The value of our common stock may relate directly and/or indirectly to the value of the mineralized material contained in the Assets and fluctuations in the price of any such mineralized material could have a material adverse effect on the value of any investment in our common stock.

Several factors may affect the prices for mineralized material, including, without limitation:

·	global supply and demand;

·	global or regional political, economic or financial events and situations;

·	investors’ expectations with respect to the rate of inflation;

·	currency exchange rates;

·	interest rates; and/or

·	investment and trading activities of hedge funds and commodity funds.

In addition, investors should be aware that there is no assurance that our mineralized material will maintain a constant price or have long term value. In the event the price of our mineralized material declines, the value of an investment in our common stock may also decline.

REPORTING OUR INVESTMENTS IN MINERAL PROPERTIES AS AN EXPENSE MAY HAVE A NEGATIVE IMPACT ON OUR STOCK PRICE

Since we have no proven or probable reserves, our investment in the Assets is not reported as an asset in our financial statements which may have a negative impact on the price of our stock. We prepare our financial statements in accordance with accounting principles generally accepted in the United States of America and intend to report substantially all exploration and drilling expenditures as expenses until we are able to establish proven or probable reserves. If we are able to establish proven or probable reserves, we would report development expenditures as an asset subject to future amortization using the units-of-production method. Since it is uncertain when, if ever, we will establish proven or probable reserves, it is uncertain whether we will ever report these expenditures as an asset. Accordingly, our financial statements report fewer assets and greater expenses than would be the case if we had proven or probable reserves, which could have a negative impact on our stock price.

Item 2.    Financial Information

MANAGEMENT’S DISCUSSION AND ANALYSIS

OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

This  Management’s Discussion and Analysis of Financial Condition and Results of Operation contains certain statements that are not strictly historical and are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and involve a high degree of risk and uncertainty.  Actual results may differ materially from those projected in the forward-looking statements due to other risks and uncertainties that exist in the Company’s operations, development efforts and business environment, the other risks and uncertainties described in the section entitled “Cautionary Note Regarding Forward-Looking Statements” at the front of this Current Report on Form 8-K, and our “Risk Factors” section herein.  All forward-looking statements included herein are based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any such forward-looking statement.

The separate financial statements of Cold Gin Corporation and the Management’s Discussion and Analysis of Financial Condition and Results of Operation with respect to the Cold Gin Corporation’s financial statements are contained in Cold Gin Corporation’s Form 10-Q filed for the period ended September 30, 2010 with the Securities and Exchange Commission on September 15, 2010, and its Annual Report on Form 10-K, for the year ended December 31, 2010, filed with the Securities and Exchange Commission on May 4, 2010. The unaudited pro forma consolidated financial statements of the Company are contained in Exhibit 99.2 to this Current Report and are also incorporated by reference into this Current Report on Form 8-K.

Company Overview

Summary of Critical Accounting Policies

Results of Operations

Management believes that the critical accounting policies and estimates discussed below involve the most complex management judgments due to the sensitivity of the methods and assumptions necessary in determining the related asset, liability, revenue and expense amounts. Specific risks associated with these critical accounting policies are discussed throughout this MD&A, where such policies have a material effect on reported and expected financial results. For a detailed discussion of the application of these and other accounting policies, refer to the individual Notes to the Financial Statements for the three months ended September 30, 2010.

Revenue Recognition

The Company recognizes revenues when products are shipped or services are delivered to customers, pricing is fixed or determinable, and collection is reasonably assured. Net revenues include product sales net of returns and allowances.

Use of estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Estimates are based on historical experience, management expectations for future performance, and other assumptions as appropriate. Key areas affected by estimates include the assessment of the recoverability of long-lived assets, which is based on such factors as estimated future cash flows.  We re-evaluate estimates on an ongoing basis; therefore, actual results may vary from those estimates.

Fair Values of Financial Instruments

The carrying values of cash, accounts receivable, accounts payable and accrued expenses approximate the fair values of these instruments due to their short-term nature. The carrying amount for borrowings under the financing agreement approximates fair value because of the variable market interest rates charged for these borrowings. We adopted SFAS No. 157, Fair Value Measurements, for financial assets and financial liabilities in the first quarter of fiscal 2009, which did not have an impact on our financial statements.

In accordance with FASB Staff Position (“FSP FAS”) 157-2, Effective Date of FASB Statement No. 157, we deferred application of SFAS No. 157 until January 1, 2010, the beginning of our fiscal year, in relation to nonrecurring nonfinancial assets and nonfinancial liabilities including goodwill impairment testing, asset retirement obligations, long-lived asset impairments and exit and disposal activities. As of September 30, 2010 the application of SFAS 157 had no impact on our financial statements.

Concentration of Credit Risk

Financial instruments, which potentially subject us to concentrations of credit risk, consist of cash and cash equivalents and accounts receivable. We place our cash with high quality financial institutions and at times may exceed the FDIC insurance limit. We extend credit based on an evaluation of the customer’s financial condition, generally without collateral. Exposure to losses on receivables is principally dependent on each customer’s financial condition. We monitor our exposure for credit losses and maintain allowances for anticipated losses, as required.

Recently Issued Accounting Standards

For a discussion of the adoption and potential impacts of recently issued accounting standards, refer to the “Recently Issued Accounting Standards” section of Note 1, “Summary of Significant Accounting Policies,” in the Notes to Financial Statements.

Results of Operations for the nine months and nine months ended September 30, 2010 and September 30, 2009

For the nine months ended September 30, 2010 as compared to the nine months ended September 30, 2009, total revenues were $0 and $0, respectively; operating expenses and net loss were $28,361 and $19,906, respectively. For the three months ended September 30, 2010 as compared to the three months ended September 30, 2009 total revenues were $0 and $0, respectively; operating expenses and net loss were $22,261 and $1,360.  The expenses incurred related to promotional, professional and office expenses.

Liquidity and Capital Resources. To date, our primary sources of cash have been from sales of common stock and capital contributions ($70,858) and a notes payable ($22,117).

We have incurred negative cash flow from operations since we started our business. We have spent, and expect to continue to spend, substantial amounts in connection with implementing our business strategy, including our planned product development effort. Based on our current plans, we believe that our cash will not be sufficient to enable us to meet our planned operating needs in the next 12 months.

However, the actual amount of funds we will need to operate is subject to many factors, some of which are beyond our control. We have based our estimate on assumptions that may prove to be wrong. We may need to obtain additional funds sooner or in greater amounts than we currently anticipate. Potential sources of financing include strategic relationships, public or private sales of our shares or debt and other sources. We may seek to access the public or private equity markets when conditions are favorable due to our long-term capital requirements. We do not have any committed sources of financing at this time, and it is uncertain whether additional funding will be available when we need it on terms that will be acceptable to us, or at all. If we raise funds by selling additional shares of common stock or other securities convertible into common stock, the ownership interest of our existing stockholders will be diluted. If we are not able to obtain financing when needed, we may be unable to carry out our business plan. As a result, we may have to significantly limit our operations and our business, financial condition and results of operations would be materially harmed.

Nine months Ended September 30, 2010 - Cash Flow Activity

Cold Gin’s primary sources and uses of cash for the nine months ended September 30, 2010, included losses from continuing operations.  Net cash used in operating activities from continuing operations was $27,551 for the nine months ended September 30, 2010. Cold Gin’s primary sources and uses of cash from operating activities for the period were losses from operations, as adjusted for non-cash items of income and expense which included:

Net cash provided by financing activities was $27,550 which included a $22,117 loan received from a director, $90 from an advance from an affiliate and $5,343 from a note payable.

Our ability to continue to execute on our plan of operations is contingent on our ability to raise additional capital to launch our initiatives and expand marketing for our existing operations.

Plan of Operations

 We are developing a gold and metals exploration company.  Lynn Harrison, our Chief Executive Officer, President, Chief Financial Officer, Secretary and Treasurer has experience in the precious metals industry.  During 2009 and 2010 she managed and developed networks of special metals groups (manufacturer and engineers) for UK Metals Technology Centre.  Her primary responsibilities were the management of relationships and collaboration between metallurgists, businesses, academics and founders. The Company plans to leverage her vast knowledge of the industry to acquire properties for exploration.  We recently acquired two properties for our mineral exploration activity and intend to commence exploration activities shortly.

Ancillary Operations:

 Off Balance Sheet Arrangements

At November 30, 2010, the Company did not have any off-balance-sheet arrangements.

Item 3.                  Properties

Cold Gin recently acquired an undivided 100% interest in 2 patented claims, 6 federal claims and 25 prospects comprising 600 acres near Kingman, Arizona. Cold Gin leases office space in Phoenix, Arizona. We also acquired a 75% interest in and to three mining concessions in the project area known as “Monte de El Favor, Exploitation Title No 165974 and Guadalupe Exploitation title No. 183638 and Buenaventura Exploitation title issued no. 218973, which approximate 217.49 hectares in total located in the Municipality of Hostotipaquillo, State of Jalisco, Mexico.

Item 4.                  Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information known to us with respect to the beneficial ownership (as defined in Instruction 4 to Item 403 of Regulation S-K under the Securities Exchange Act of 1934) of our common stock immediately following the completion of the Acquisition by (i) each person who is known by us to be the beneficial owner of more than 5% of any class of our voting securities, (ii) each of our directors and named executive officers, and (iii) all of our executive officers and directors as a group. Except as otherwise listed below, the address of each person is 2415 East Camelback Road, Suite 700, Phoenix, Arizona 85016.

Name And Address	Number Of Shares Beneficially Owned (1)	Percentage Owned (2)
5% Holders:

Directors and Officers:

Lynn Harrison	860,000	62.77%

All directors and officers as a group (1 person)	860,000	62.77%

 *Less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options and warrants which are exercisable or convertible at or within 60 days of November 30, 2010, the date   of the Acquisition are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. The indication herein that shares are beneficially owned is not an admission on the part of the listed stockholder that he, she or it is or will be a direct or indirect beneficial owner of those shares.

(2) Based upon 1,370,000 shares of common stock issued and outstanding immediately following consummation of the Acquisition.

(3) The address is c/o Cold Gin Corporation, 2415 East Camelback Road, Suite 700, Phoenix, Arizona 85016.

Item 5.                  Directors and Executive Officers

Directors and Executive Officers

Effective as of the effective date of the Acquisition the following individuals serve as the directors and executive officers of the Company.  All directors of the Company hold office until the next annual meeting of shareholders or until their successors have been elected and qualified.  The executive officers of the Company are appointed by our Board and hold office until their death, resignation or removal from office.  Unless otherwise indicated below, all officers and directors were elected or appointed on November 16, 2010.

NAME	AGE	POSITION
Executive Officers and Directors:

Lynn Harrison	48	Chairman, President and Chief Executive Officer

Biographical Information

Lynn Harrison.  Ms. Harrison became our President, Chief Executive Officer and Chief Financial Officer in August 2010.  Ms. Harrison was previously the project manager at National Metals Technology Centre from July 2009-May 2010.  She was also Management Assessor for the Skills Team from October 2008 through July 2009.  Prior to that, Ms. Harrison was a self-employed business and management consultant and project manager for public and private clients from March 2007-October 2008.  From July 2002 through February 2007 she was the Business Support Manager for Doncaster Chamber of Commerce and Industry and from January 2000 through July 2002 she was a Financial Services Training Consultant for Aviva (Norwich Union).

Involvement in Certain Legal Proceedings

None of our directors or executive officers has, during the past five years:

·	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

·

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities; or

·

been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated or

·	has had any bankruptcy petition filed by or against any business of which he was a general partner or executive officer, either at the time of the bankruptcy or within two years prior to that time.

Family Relationships

There are no family relationships among the individuals comprising our board of directors, management and other key personnel.

Board Committees

The Board intends to appoint such persons and form such committees as are required to meet the corporate governance requirements imposed by the national securities exchanges. Therefore, we intend that a majority of our directors will eventually be independent directors and at least one director will qualify as an "audit committee financial expert." Additionally, the Board is expected to appoint an audit committee, nominating committee and compensation committee, and to adopt charters relative to each such committee. Until further determination by the Board, the full Board will undertake the duties of the audit committee, compensation committee and nominating committee.

Code of Ethics

We have formally adopted a written code of ethics that applies to our board of directors, principal executive officer, principal financial officer and employees.

 Item 6.

Executive Compensation

There was no compensation paid to our Chief Executive Officer or our other executive officers (“Named Executive Officers”) for services rendered during the years ended December 31, 2009 and 2008, and since Inception through December 31, 2007.

Director Compensation

None of Cold Gin’s directors received any compensation for services as directors during the last fiscal year.

Outstanding Equity Awards at Fiscal-Year End

There were no outstanding equity awards at the end of Cold Gin’s last fiscal year.

Potential Payments upon Termination

None.

Employment Agreements

We do not have any employment agreements with any of our executive officers or directors.

Item 7.	Certain Relationships and Related Transactions and Director Independence

In connection with the consummation of the Acquisition, we entered into a promissory note with Lynn Harrison.

Director Independence

Our Board of Directors has determined that none of our directors are “independent.”

Item 8.                  Legal Proceedings

Currently, we are not a party to any legal proceedings, and are not aware of any proceeding threatened or contemplated against us by any governmental authority or other party.

Item 9.	Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information

Our common stock is listed on the OTC Bulletin Board under the symbol “CLCG.”  There has been no trading activity for our common stock for each quarter since September 1, 2008 as reported by the OTC Bulletin Board.

Holders

As of December 10, 2010, Cold Gin Corporation had approximately 5 holders of record of its common stock.

Dividends

We have not paid any cash dividends on our common stock, and do not anticipate paying cash dividends in the foreseeable future.  Our current policy is to retain earnings, if any, to fund operations, and the development and growth of our business.  Any future determination to pay cash dividends will be at the discretion of our Board and will be dependent upon our financial condition, operation results, capital requirements, applicable contractual restrictions including restrictions in loan agreements, restrictions in our organizational documents, and any other factors that our Board deems relevant.

Item 10.

Recent Sales of Unregistered Securities

Sales of Unregistered Securities by Cold Gin

Cold Gin issued 10,000 shares of common stock to the Seller of the Assets as part of the consideration for the purchase of the Assets.

The offer and sale of the foregoing securities was made solely to either one “accredited investors” and in reliance upon and pursuant to the exemptions from registration provided by Section 4(2) of the Securities Act.

Item 11.

Description of Securities

Cold Gin Corporation is authorized to issue an aggregate of 50,000,000 shares of common stock, par value $0.001 per share.  After the closing of the acquisitions 1,370,000 shares of Cold Gin’s common stock was issued and outstanding.

Common Stock

All outstanding shares of Cold Gin’s common stock are of the same class and have equal rights and attributes.

Voting.   The holders of our common stock are entitled to one (1) vote per share on all matters submitted to a vote of stockholders of the Company.  Our common stock does not have cumulative voting rights.  Persons who hold a majority of the outstanding shares of our common stock entitled to vote on the election of directors can elect all of the directors who are eligible for election.

Dividends.   Subject to the preferential dividend rights and consent rights of any series of preferred stock that we may from time to time designate, holders of our common stock are entitled to share equally in dividends, if any, as may be declared from time to time by our Board out of funds legally available.

Liquidation and Dissolution.   In the event of liquidation, dissolution or winding up of the Company, subject to the preferential liquidation rights of any series of preferred stock that we may from time to time designate, the holders of our common stock are entitled to share ratably in all of our assets remaining after payment of all liabilities and preferential liquidation rights.

Item 12.

Indemnification of Directors and Officers

Section 145 of the Delaware General Corporation Law provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses including attorneys’ fees, judgments, fines and amounts paid in settlement in connection with various actions, suits or proceedings, whether civil, criminal, administrative or investigative other than an action by or in the right of the corporation, a derivative action, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses including attorneys’ fees incurred in connection with the defense or settlement of such actions, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation’s certificate of incorporation, bylaws, agreement, a vote of stockholders or disinterested directors or otherwise.

Our Certificate of Incorporation  and bylaws provide that it will indemnify and hold harmless, to the fullest extent permitted by Section 145 of the Delaware General Corporation Law, as amended from time to time, each person that such section grants us the power to indemnify.

The Delaware General Corporation Law permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for:

·       any breach of the director’s duty of loyalty to the corporation or its stockholders;

·       acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

·       payments of unlawful dividends or unlawful stock repurchases or redemptions; or

·       any transaction from which the director derived an improper personal benefit.

 Our Articles of Incorporation and bylaws provide that none of our directors or officers will be personally liable to us or our stockholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer; provided, however, that this will not eliminate or limit any liability for acts or omissions which involve intentional misconduct, fraud or knowing violation of law or payment of dividends in violation of the Delaware General Corporation Law. Any repeal or modification of this provision will be prospective only and will not adversely affect any limitation, right or protection of a director of our company existing at the time of such repeal or modification.   We have also entered into indemnity agreements with our officers and directors.

Item 13                 Financial Statements and Supplementary Data

See Item 9.01 and the exhibit index below and the corresponding exhibits, which are incorporated herein by reference.

Item 14.	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None

Item 15.

Financial Statements and Exhibits

See Item 9.01 and the exhibit index below and the corresponding exhibits, which are incorporated herein by reference.

 Item 3.02             Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under the heading “Recent Sales of Unregistered Securities — Sales of Unregistered Securities by Cold Gin” in Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.06             Change in Shell Company Status.

The Company believes that upon acquisition of the Assets it is no longer a shell company.

Item 9.01	Financial Statements and Exhibits.

(b)             Pro Forma Financial Information . In accordance with Item 9.01(b), our unaudited pro forma consolidated financial statements are filed in this Current Report on Form 8-K as Exhibit 99.2.

(d)             Exhibits . The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

10.1	Purchase Agreement with Precious Metals Exploration, Corp dated December 10, 2010 for the Arizona Property
10.2 10.3	Purchase Agreement with Precious Metals Exploration, Corp dated December 10, 2010 for the Mexican Property Note issued by Cold Gin to Precious Metals Exploration, Corp. for the Arizona Property
99.2	Unaudited pro forma consolidated financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2010	COLD GIN CORPORATION
(Registrant)
	By:	/s/ Lynn Harrison
Lynn Harrison
President and Chief Executive Officer